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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 6, 2003

                            PRIMA ENERGY CORPORATION

             (Exact name of Registrant as specified in its charter)

          Delaware                    0-9408                     84-1097578
      (State or other              (Commission                (I.R.S. Employer
      jurisdiction of              file number)              Identification No.)
      incorporation or
       organization)

                  1099 18th Street, Suite 400, Denver CO 80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    No Change
          (Former name or former address, if changed from last report.)

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                            PRIMA ENERGY CORPORATION

                                    FORM 8-K

                                November 6, 2003

Item 7. Financial Statements and Exhibits

      The following exhibit is filed herewith pursuant to the provisions of Item 601 of Regulation S-K.

         Exhibit
         Table No.         Document                             Exhibit No.
         ---------         --------                             -----------
            99             Prima Energy Corporation Press          99.5
                           Release dated November 6, 2003

Item 12. Results of Operations and Financial Condition

      On November 6, 2003, Prima Energy Corporation, a Delaware corporation, issued a press release reporting third quarter 2003 financial results and providing an update of its commodity hedging transactions, operating activities and 2003 production forecasts. A copy of the press release is attached to this report as Exhibit 99.5, and is incorporated herein by reference.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PRIMA ENERGY CORPORATION
                                                 (Registrant)
Date  November 6, 2003                     /s/ Neil L. Stenbuck
     ------------------                    -------------------------------------
                                           Neil L. Stenbuck,
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer


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